INCOME TAXES - Components of deferred taxes (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Deferred tax assets:
Net loss carryforward	¥ 40,986	$ 6,432	¥ 34,417
Accrued expenses	1,460	229	1,359
Provision for doubtful accounts	1,012	159	857
Valuation allowance	(43,458)	(6,820)	(36,633)
Deferred tax liabilities:
Long-lived assets arising from acquisition	(2,158)	(339)	(1,045)
Total deferred tax liabilities	¥ (2,158)	$ (339)	¥ (1,045)